Scudder
Growth and
Income Fund

Semiannual Report
June 30, 1997


Pure No-Load(TM) Funds


A fund with a disciplined approach to common stock investing offering opportunities for long-term growth of capital, current income, and growth of income.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Glossary of Investment Terms
  10  Investment Portfolio
  18  Financial Statements
  21  Financial Highlights
  22  Notes to Financial Statements
  25  Investment Products and Services
  26  Scudder Solutions

                                    In Brief

o For the six-month period ended June 30, 1997, Scudder Growth and Income Fund provided a total return of 18.73%, a performance that ranked the Fund in the top 14% (87th) of 626 growth and income funds tracked by Lipper Analytical Services, Inc.

o While taking advantage of most of the stock market's exceptional returns over the first six months, the Fund's value-oriented, relative-yield approach helped mitigate the effects of the market's early spring downturn.

o The Fund's disciplined approach to stock selection led to an emphasis on the manufacturing and health care sectors -- two areas that outperformed the market.

o Morningstar assigned the Fund an overall 5-star rating for its risk-adjusted performance among 1,997 domestic equity funds as of June 30, 1997.^1



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 5 star rating for the three-, five-, and ten-year periods among 1,997, 1,134, and 618 domestic equity funds, respectively. In an investment category, the top 10% of funds receive 5 stars.
   Past performance is no guarantee of future results.

                       2 - Scudder Growth and Income Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are witnessing a remarkable period in the U.S. stock market. The six-year rally in stocks continued through the first half of 1997, pausing only momentarily in March to digest an increase in interest rates before resuming its rise. Expanding corporate earnings, healthy economic growth, and benign inflation reports were the primary drivers of the favorable environment, which has been responsible for an unprecedented rise in stock prices -- especially for larger capitalization issues. The question on every investor's mind seems to be:
"How long can stocks continue to rise?" The answer is, we do not know.

     After such a prolonged upward move, some form or correction would seem logical. Yet, if the Goldilocks economy persists as "not too hot and not too cold," U.S. stocks may continue to rise for some time. The keys to this ideal environment seem to lie in low inflation, stable-to-falling interest rates, and improving corporate profits. Any change in these factors could threaten the favorable environment for stocks.

     What should investors do in this environment?

Careful Portfolio Diversification

     Exposure to sectors that have a lower correlation to the S&P 500 can provide improved diversification and reduced price volatility over the long term. Small-cap, international, emerging markets, and fixed income sectors have not had as a dramatic price run-up and are attractively valued relative to many U.S. stocks. Adding representation in each of these areas and maintaining cash reserves can provide balance to your investment portfolio.

     I am pleased to announce the addition of Deborah A. Chaplin as a Vice President and Portfolio Manager in the growth and income investment group. Before joining Scudder in 1996, Ms. Chaplin spent four years as an analyst and portfolio manager at a San Francisco-based "relative-yield" driven firm. We are confident that her experience will be an excellent complement to the Fund's disciplined investment strategy.

     Thank you for your continued investment in Scudder Growth and Income Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     President,
     Scudder Growth and Income Fund


                       3 - Scudder Growth and Income Fund

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/97  $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $13,326      33.26%   33.26%
5 Year    $24,114     141.14%   19.25%
10 Year   $38,603     286.03%   14.46%

--------------------------------------
S&P 500 INDEX
--------------------------------------
1 Year    $13,472     34.72%   34.72%
5 Year    $24,657    146.57%   19.77%
10 Year   $39,260    292.60%   14.64%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER GROWTH AND INCOME FUND
Year            Amount
----------------------
'87            $10,000
'88            $ 9,494
'89            $11,647
'90            $12,450
'91            $13,313
'92            $16,009
'93            $18,312
'94            $19,711
'95            $23,402
'96            $28,968
'97            $38,603

S&P 500 INDEX
Year            Amount
----------------------
'87            $10,000
'88            $ 9,310
'89            $11,221
'90            $13,073
'91            $14,037
'92            $15,923
'93            $18,094
'94            $18,349
'95            $23,130
'96            $29,143
'97            $39,260

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $13.11   $ 15.38  $13.56  $13.81  $16.04  $17.20  $17.00  $18.53  $21.85  $27.02
INCOME DIVIDENDS..   $  .50   $   .60  $  .71  $  .64  $  .52  $  .51  $  .47  $  .51  $  .56  $  .59
CAPITAL GAINS
DISTRIBUTIONS.....   $ 2.36   $     -  $ 2.11  $    -  $    -  $  .54  $ 1.04  $  .94  $  .42  $ 1.18
FUND TOTAL
RETURN (%)........    -5.04     22.68    6.89    6.93   20.25   14.39    7.64   18.72   23.78   33.26
INDEX TOTAL
RETURN (%)........    -6.89     20.52   16.50    7.38   13.43   13.65    1.40   26.07   26.00   34.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Growth and Income Fund

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      92%
Convertible Bonds                   3%
Convertible Stocks                  3%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We pursue a fully-invested
approach to selecting stocks with
above-average dividends and
attractive valuations.
--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 3% of Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 20%
Manufacturing                             20%
Consumer Staples                          11%
Health                                     7%
Energy                                     7%
Durables                                   7%
Communications                             7%
Utilities                                  6%
Consumer Discretionary                     5%
Other                                     10%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Healthcare was the best
performing sector followed by
finance, manufacturing and
consumer staples.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(22% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  XEROX CORP.
    Leading manufacturer of copiers and duplicators

2.  PHILIPS ELECTRONICS NV
    Leading manufacturer of electrical equipment

3.  PHILIP MORRIS COMPANIES INC.
    Tobacco, food products and brewing

4.  UNILEVER NV
    Diversified conglomerate

5.  H. J. HEINZ CO.
    Major manufacturer of processed foods

6.  STUDENT LOAN MARKETING ASSOCIATION
    Student loan financing programs

7.  TRW INC.
    Defense electronics, automotive parts and systems

8.  IMPERIAL CHEMICAL INDUSTRIES PLC
    Leading international chemical producer

9.  POWERGEN PLC
    Electric utility in the United Kingdom

10. GTE CORP.
    Nationwide telecommunications company


The Fund's top holdings were
important contributors to
performance as Xerox
returned 51% and Philips
Electronics returned 83% for
the six months.


For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                       5 - Scudder Growth and Income Fund

                         Portfolio Management Discussion


An Interview with Robert T. Hoffman
Lead Portfolio Manager,
Scudder Growth and Income Fund

Mr. Hoffman joined Scudder in 1990 and heads Scudder's growth and income investment group. He holds an AB in economics from Dartmouth College and an MM from the Kellogg School at Northwestern University. Other team members include Lori J. Ensinger, Deborah A. Chaplin, Benjamin W. Thorndike, and Kathleen T. Millard.

Q.  How has the Fund performed?

A. Although the Fund's approach can lag the market somewhat during a strong bull market, the Fund performed very well, returning 18.73% for the six-month period ended June 30, 1997. This return resulted in a ranking in the top 14% (87th) of 626 growth and income funds as tracked by Lipper Analytical Services, Inc. This performance was roughly in keeping with the 20.61% return of the S&P 500 Index for the same period. The Fund's total return represents an increase in its net asset value from $23.23 at the end of 1996 to $27.02 on June 30, 1997, and income distributions of 14 cents per share and a capital gains distribution of 36 cents per share. Because the Fund invests in stocks with attractive valuations and above-average market yields, it tends to have lower volatility than the market.

Q.  How does the Fund stack up over the longer term?

A. The Fund's longer-term performance has been quite good. For the trailing twelve-month period that ended June 30, the Fund returned 33.26%. This return placed the Fund among the top 15% (81st) of 547 growth and income funds as measured by Lipper Analytical Services, Inc. Longer-term, the Fund ranked among the top 19% (40th) of 216 funds for the five-year period and among the top 13%
(17th) of 127 funds for the ten-year period.

Q.  That's consistently above-average performance. What do you attribute it to?

A. We believe that one of the primary reasons for the success of our growth and income strategy is strict adherence to a well-defined investment discipline. This discipline is dictated by two core components: attractive valuations and fundamental research. Stocks become potential buy candidates for the Fund when their yield reaches a minimum 20% premium to the S&P 500 Index yield. Sell candidates have yields that have declined to about 75% of the S&P. We consider these valuation indicators along with fundamental factors provided by our global industry analysts, who evaluate each company's long-term growth prospects. Our emphasis is on stocks with expectations that are already low and that have opportunity to benefit as the company recovers from a temporary slump. While we wait, shareholders collect above-average dividends. Stocks with these characteristics have provided our shareholders with attractive long-term total returns and relatively low price volatility.

Q.  What was the investment environment like over the six-month period?

A. If the last six months could be characterized as a movie title, we might call it: "The Best of All Worlds, Part 6," reflecting the six-year bull market which has resulted in several new records for the Dow Jones and S&P indices. We say "the best of all worlds" because reports of strong corporate earnings and benign


                       6 - Scudder Growth and Income Fund
inflation have provided a potent and positive environment for investing. The economy's robust 4.9% growth rate in the first quarter raised concerns about accelerating inflation, which encouraged the Federal Reserve (the Fed) to increase short-term interest rates on March 25. While stocks and bonds initially declined on this news, the economy has subsequently slowed, inflation has continued to moderate, and the Fed has passed up two opportunities since March to raise rates. Against this backdrop, and supported by another quarter of strong corporate earnings, the market rebounded in the second quarter for one of its strongest quarterly returns in history.

Q.  Are stocks overvalued?

A. Since the end of June, stocks have continued to rise, and while the major stock market indices may have climbed above their fair market valuations, the overall level of the market is not our primary concern. In managing the Fund, we stay fully invested and focus on buying stocks that are attractively valued relative to the market.

Q.  What has been the key contributor to the Fund's performance?

A. The driver of portfolio performance centered in the manufacturing sector. For example, Xerox, our largest holding, returned 51% for the six-month period. This was due to key, company-specific events, namely an impressive new product introduction in modular-based digital office copiers, and an announcement that the company was acquiring the remaining 20% interest in Rank Xerox, which had been the cornerstone of Xerox's European strategy. Another manufacturing stock, Philips Electronics, returned 83% for the period, both on news that it had acquired Lucent's consumer communications division and as investors began to believe that the company's plans for asset restructuring would improve returns on capital and lead to better focus on their core businesses.

Q. Health care has been the strongest performing sector of the S&P 500 for the first half of 1997. What has driven returns here?

A. Drug stocks, which are included in the health care sector, were primarily responsible for the sector's excellent performance, gaining 31% in the first half. Earnings acceleration from new product introductions, favorable long-term demographic trends, and seemingly inexhaustible streams of free cash flow have made this group one of the strongest performing market sectors over the last couple of years. The Fund benefited from this strong performance, as portfolio holdings were concentrated in drug stocks. The Fund's largest holding in this sector has been Warner-Lambert, an excellent performer during the period. This kind of dramatic outperformance always forces one to ask how much higher the stocks can rise and whether their current levels are sustainable. As drug stocks have become more fully valued, we have been gradually reducing our holdings.

Q. The Fund's finance holdings have also provided strong returns, but lagged the sector average. Why?

A. The mixed results in this sector were due to our real estate investment trust
(REIT) holdings, which, despite strong absolute returns, have continued to lag banking and insurance stocks. During the past several months, we have been


                       7 - Scudder Growth and Income Fund
scaling back REITs that have posted strong gains, such as Equity Residential Properties. Although we remain confident about the strength of their management teams, we also recognize that current growth expectations may not be sustainable, which could mute further expansion of price-to-earnings multiples. We did, however, see admirable returns in our insurance holdings, led by Exel Limited and Lincoln National, as well as Sallie Mae, one of our top ten holdings.

Q. How likely is it that the market will continue to steam ahead at full throttle?

A. It's possible, especially if the inflationary data continues to support manageable economic growth. However, we should point out that the market appears rather sensitive to new news, whether it is related to corporate earnings or economic activity. Any reversal of data, any major earnings disappointments, or a renewed desire by the Fed to apply further restraint on the economy -- and on the capital markets -- could add some bumps to the road ahead. We believe our relative-yield strategy is one that can take advantage of the healthy economic environment while providing some downside protection should conditions become less favorable.

                       8 - Scudder Growth and Income Fund

                          Glossary of Investment Terms


 DIVIDEND YIELD        With stocks, a company's payment out of earnings
                       to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

 FUNDAMENTAL           Analysis of the projected impact of management,
 RESEARCH              products, sales, and earnings on corporate balance
                       sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 LIQUIDITY             A stock that is liquid has enough shares outstanding
                       and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price. Investors who believe that the stock market is near a peak often prize liquidity.

 MARKET                The value of a company's outstanding shares of common
 CAPITALIZATION        stock, determined by the number of shares outstanding
                       multiplied by the share price (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks in the aggregate have more potential for earnings growth and are more volatile.

 OVER/UNDER            Refers to the allocation of assets -- usually by
 WEIGHTING             sector, industry, or country -- within an investment
                       portfolio, relative to a benchmark index or investment universe.

 PRICE/EARNINGS        A widely used gauge of a stock's valuation, that
 RATIO                 indicates what investors are paying for a company's
                       earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower p/e is usually associated with mature or out-of-favor companies, and lower stock price volatility.

 VALUE STOCK           A company whose stock price does not fully reflect its
                       intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.



                       9 - Scudder Growth and Income Fund

Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                             Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9%, to be repurchased at $28,257,630 on 7/1/97, collateralized by a $24,288,000 U.S.
  Treasury Note, 6.625%, 7/31/01 and by a $3,207,000 U.S. Treasury Note, 6.50%,                                  -------------
  8/31/01 (Cost $28,253,000) ............................................................     28,253,000            28,253,000
                                                                                                                 -------------

Commercial Paper 2.3%
------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal Discount Note, 7/16/97 .................................................     30,000,000            29,931,063
Centric Funding Corp. Discount Note, 7/10/97 ............................................     15,000,000            14,979,000
Dresdner US Finance Inc. Discount Note, 7/2/97 ..........................................     50,000,000            49,992,278
Preferred Receivables Funding Corp. Discount Note, 7/17/97 ..............................      6,775,000             6,758,258
Private Export Funding Corp. Discount Note, 7/3/97 ......................................      4,000,000             3,998,784
Private Export Funding Corp. Discount Note, 7/24/97 .....................................     12,700,000            12,655,211
Virginia Electric & Power Co. Discount Note, 7/21/97 ....................................     13,000,000            12,959,772
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $131,274,366)                                                                         131,274,366
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 0.1%
------------------------------------------------------------------------------------------------------------------------------
Technology                                                                                                       -------------
Adaptec Inc., 4.75%, 2/1/04 (Cost $5,500,000) ...........................................      5,500,000             5,458,750
                                                                                                                 -------------

Convertible Bonds 3.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.6%
Department & Chain Stores
Federated Department Stores, Inc., Debenture, 5%, 10/1/03 ...............................     11,700,000            13,893,750
Home Depot Inc., 3.25%, 10/1/01 .........................................................     16,500,000            18,810,000
                                                                                                                  ------------
                                                                                                                    32,703,750
                                                                                                                  ------------
Health 0.2%
Pharmaceuticals
Sandoz Capital BVI Ltd., Debenture, 2%, 10/6/02 .........................................      5,810,000             8,685,950
                                                                                                                  ------------
Financial 1.6%
Banks 1.1%
Deutsche Bank Financial Inc., Convertible to Daimler Benz AG, 2/12/17 ...................     97,410,000            44,662,485
MBL International Finance Bermuda, 3%, 11/30/02 .........................................     16,140,000            17,673,300
                                                                                                                  ------------
                                                                                                                    62,335,785
                                                                                                                  ------------
Other Financial Companies 0.2%
First Financial Management Corp., Debenture, 5%, 12/15/99 ...............................      4,560,000             9,262,500
                                                                                                                  ------------
Real Estate 0.3%
Security Capital Corp., Debenture, 6.5%, 3/29/16 (b) (c) ................................     16,750,000            18,364,700
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Growth and Income Fund

                                                                                             Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 0.8%
Miscellaneous Commercial Services 0.5%
ADT Operations Inc., Liquid Yield Option Note, 7/6/10 ...................................     24,000,000            22,740,000
Jardine Strategic Holdings Ltd., Debenture, 7.5%, 5/7/49 ................................      6,151,000             7,565,730
                                                                                                                  ------------
                                                                                                                    30,305,730
                                                                                                                  ------------
Miscellaneous Consumer Services 0.3%
CUC International Inc., 3%, 2/15/02 .....................................................     14,000,000            14,857,500
                                                                                                                  ------------
Durables 0.1%
Automobiles
Magna International, Inc., Debenture, 5%, 10/15/02 ......................................      6,700,000             7,989,750
                                                                                                                  ------------
Manufacturing 0.1%
Diversified Manufacturing
Thermo Electron Corp., 4.25%, 1/1/03 ....................................................      5,000,000             5,437,500
                                                                                                                  ------------
Technology 0.1%
Electronic Components/Distributors
HMT Technology Corp., 5.75%, 1/15/04 ....................................................      5,300,000             4,465,250
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $161,691,425)                                                                        194,408,415
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.7%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.7%
Department & Chain Stores
K Mart, 7.75% ...........................................................................        744,100            40,832,487
                                                                                                                  ------------
Financial 0.2%
Consumer Finance 0.0%
Advanta Corp., 6.75% ....................................................................          7,500               256,875
                                                                                                                  ------------
Real Estate 0.2%
Security Capital Industrial Trust "B", 7% ...............................................        308,300             8,593,862
                                                                                                                  ------------
Manufacturing 0.4%
Containers & Paper 0.1%
Boise Cascade Corp. "G", Cum $1.58 ......................................................         60,100             1,712,850
International Paper Co., 5.25% ..........................................................         47,000             2,491,000
                                                                                                                  ------------
                                                                                                                     4,203,850
                                                                                                                  ------------
Industrial Specialty 0.2%
Cooper Industries, Inc. 6% ..............................................................        606,300            13,944,900
                                                                                                                  ------------
Office Equipment/Supplies 0.1%
Ikon Office Solutions, Inc., 5.04% ......................................................         96,100             6,186,437
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Energy 0.2%
Oil & Gas Production
Parker & Parsley Capital Corp., 6.25% ...................................................        180,500            11,540,719
                                                                                                                  ------------
Metals & Minerals 0.2%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ........................................        500,000            13,687,500
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $89,720,532)                                                               99,246,630
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 91.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.8%
Department & Chain Stores
J.C. Penney Co., Inc. ...................................................................        745,600            38,911,000
May Department Stores ...................................................................        713,800            33,727,050
Mercantile Stores, Inc. .................................................................        104,800             6,595,850
Rite Aid Corp. ..........................................................................      1,488,700            74,248,912
Sears, Roebuck & Co. ....................................................................      1,205,500            64,795,625
                                                                                                                  ------------
                                                                                                                   218,278,437
                                                                                                                  ------------
Consumer Staples 10.7%
Alcohol & Tobacco 3.4%
Anheuser-Busch Companies, Inc. ..........................................................      1,030,400            43,212,400
Philip Morris Companies, Inc. ...........................................................      2,855,100           126,695,062
RJR Nabisco Holdings Corp. ..............................................................        788,580            26,023,140
                                                                                                                  ------------
                                                                                                                   195,930,602
                                                                                                                  ------------
Consumer Electronic & Photographic Products 1.1%
Whirlpool Corp. .........................................................................      1,116,500            60,919,031
                                                                                                                  ------------
Food & Beverage 4.9%
General Mills, Inc. .....................................................................        559,500            36,437,437
H.J. Heinz Co. ..........................................................................      2,616,650           120,692,981
Unilever NV .............................................................................        100,000            21,050,487
Unilever NV (New York shares) ...........................................................        471,300           102,743,400
                                                                                                                  ------------
                                                                                                                   280,924,305
                                                                                                                  ------------
Package Goods/Cosmetics 1.3%
Kimberly-Clark Corp. ....................................................................      1,439,600            71,620,100
                                                                                                                  ------------
Health 7.1%
Pharmaceuticals
American Home Products Corp. ............................................................        705,800            53,993,700
Baxter International Inc. ...............................................................      1,088,100            56,853,225

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co. ................................................................      1,023,600            82,911,600
Schering-Plough Corp. ...................................................................      1,689,000            80,860,875
SmithKline Beecham PLC (ADR) ............................................................        590,200            54,077,075
Warner-Lambert Co. ......................................................................        249,800            31,037,650
Zeneca Group PLC ........................................................................      1,356,100            44,850,133
                                                                                                                  ------------
                                                                                                                   404,584,258
                                                                                                                  ------------
Communications 7.0%
Telephone/Communications
Alltel Corp. ............................................................................      1,825,400            61,036,813
Bell Atlantic Corp. .....................................................................        755,700            57,338,738
BellSouth Corp. .........................................................................        996,700            46,221,963
Frontier Corp. ..........................................................................      1,168,800            23,302,950
GTE Corp. ...............................................................................      2,061,100            90,430,763
NYNEX Corp. .............................................................................        973,500            56,097,937
Sprint Corp. ............................................................................      1,058,100            55,682,512
Telecom Corp. of New Zealand ............................................................      1,901,000             9,684,407
                                                                                                                  ------------
                                                                                                                   399,796,083
                                                                                                                  ------------
Financial 17.8%
Banks 7.5%
AmSouth Bancorp. ........................................................................        352,500            13,328,906
Banc One Corp. ..........................................................................      1,169,300            56,637,969
BankAmerica Corp. .......................................................................        223,000            14,397,438
Bankers Trust New York Corp. ............................................................        594,000            51,678,000
Chase Manhattan Corp. ...................................................................        607,400            58,955,763
CoreStates Financial Corp. ..............................................................        877,800            47,181,750
First Bank System Inc. ..................................................................        584,700            49,918,763
First Chicago NBD Corp. .................................................................        273,600            16,552,800
J.P. Morgan & Co., Inc. .................................................................        503,300            52,531,937
KeyCorp .................................................................................        869,800            48,600,075
NationsBank Corp. .......................................................................        214,600            13,841,700
                                                                                                                  ------------
                                                                                                                   423,625,101
                                                                                                                  ------------
Insurance 3.6%
EXEL, Ltd. ..............................................................................        916,000            48,319,000
Lincoln National Corp. ..................................................................        968,200            62,327,875
Mid Ocean, Ltd. .........................................................................        702,800            36,853,075
Safeco Corp. ............................................................................      1,077,700            50,315,119

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Transamerica Corp. ......................................................................         45,200             4,229,025
                                                                                                                  ------------
                                                                                                                   202,044,094
                                                                                                                  ------------
Other Financial Companies 2.9%
Federal National Mortgage Association ...................................................      1,044,400            45,561,950
Student Loan Marketing Association ......................................................        942,800           119,735,600
                                                                                                                  ------------
                                                                                                                   165,297,550
                                                                                                                  ------------
Real Estate 3.8%
Avalon Properties, Inc. (REIT) ..........................................................        217,100             6,214,488
Camden Property Trust (REIT) ............................................................        338,500            10,705,063
Charles E. Smith Residential Realty, Inc. (REIT) ........................................         73,800             2,130,975
Developers Diversified Realty Corp. .....................................................        224,700             8,988,000
General Growth Properties, Inc. (REIT) (d) ..............................................      1,588,600            53,218,100
Health Care Property Investment Inc. (REIT) .............................................        359,300            12,665,325
Mark Centers Trust (REIT) ...............................................................         31,400               302,225
Meditrust SBI (REIT) ....................................................................        468,400            18,677,450
Nationwide Health Properties Inc. (REIT) ................................................        604,800            13,305,600
Post Properties Inc. (REIT) .............................................................         61,900             2,510,819
Security Capital Corp. (b) (c) ..........................................................         15,968            20,198,999
Security Capital Industrial Trust (REIT) ................................................      1,261,925            27,131,387
Security Capital US Realty (REIT) .......................................................      1,854,670            27,634,583
Spieker Properties, Inc. ................................................................        150,000             5,278,125
Vornado Realty Trust (REIT) .............................................................         88,800             6,404,700
                                                                                                                  ------------
                                                                                                                   215,365,839
                                                                                                                  ------------
Durables 6.6%
Aerospace 3.0%
Lockheed Martin Corp. ...................................................................        472,328            48,915,468
Rockwell International Corp. ............................................................      1,149,600            67,826,400
United Technologies Corp. ...............................................................        628,700            52,182,100
                                                                                                                  ------------
                                                                                                                   168,923,968
                                                                                                                  ------------
Automobiles 2.9%
Dana Corp. ..............................................................................      1,401,100            53,241,800
Eaton Corp. .............................................................................        326,800            28,533,725
Ford Motor Co. ..........................................................................      2,233,200            84,303,300
                                                                                                                  ------------
                                                                                                                   166,078,825
                                                                                                                  ------------
Construction/Agricultural Equipment 0.7%
PACCAR, Inc. ............................................................................        899,200            41,756,600
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 18.7%
Chemicals 5.5%
Akzo-Nobel NV ...........................................................................        277,030            37,964,782
Dow Chemical Co. ........................................................................        484,700            42,229,488
E.I. du Pont de Nemours & Co. ...........................................................        684,400            43,031,650
Eastman Chemical Co. ....................................................................        852,100            54,108,350
Imperial Chemical Industries PLC ........................................................      8,357,000           116,067,125
Lyondell Petrochemical Co. ..............................................................        948,900            20,697,881
                                                                                                                  ------------
                                                                                                                   314,099,276
                                                                                                                  ------------
Containers & Paper 0.6%
Westvaco Corp. ..........................................................................      1,090,300            34,276,306
                                                                                                                  ------------
Diversified Manufacturing 3.1%
Olin Corp. ..............................................................................      1,351,200            52,781,250
St. Joe Paper Co. .......................................................................         93,100             7,797,125
TRW Inc. ................................................................................      2,044,400           116,147,475
                                                                                                                  ------------
                                                                                                                   176,725,850
                                                                                                                  ------------
Electrical Products 3.5%
Philips Electronics NV ..................................................................      1,737,800           124,476,377
Philips Electronics NV (New York shares) ................................................        387,700            27,865,937
Thomas & Betts Corp. ....................................................................        830,800            43,668,925
                                                                                                                  ------------
                                                                                                                   196,011,239
                                                                                                                  ------------
Industrial Specialty 0.3%
Corning Inc. ............................................................................        320,300            17,816,688
                                                                                                                  ------------
Machinery/Components/Controls 0.4%
S.K.F. AB "B" (Free) ....................................................................        785,000            20,296,038
                                                                                                                  ------------
Office Equipment/Supplies 3.4%
Xerox Corp. .............................................................................      2,459,600           194,000,950
                                                                                                                  ------------
Specialty Chemicals 1.9%
ARCO Chemical Co. .......................................................................        180,000             8,561,250
BetzDearborn Inc. .......................................................................        613,800            40,510,800
Witco Corp. .............................................................................      1,537,500            58,328,906
                                                                                                                  ------------
                                                                                                                   107,400,956
                                                                                                                  ------------
Technology 0.5%
Electronic Components/Distributors
AMP Inc. ................................................................................        652,100            27,225,175
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Energy 6.0%
Oil Companies
Exxon Corp. .............................................................................        589,600            36,260,400
Pennzoil Co. ............................................................................        131,200            10,069,600
Royal Dutch Petroleum Co. (New) .........................................................        916,000            49,807,500
Societe Nationale Elf Aquitaine .........................................................        731,000            78,862,967
Texaco Inc. .............................................................................        407,700            44,337,375
Total SA "B" ............................................................................        510,323            51,581,987
Total SA (ADR) ..........................................................................        396,253            20,060,308
YPF S.A. "D" (ADR) ......................................................................      1,580,200            48,591,150
                                                                                                                  ------------
                                                                                                                   339,571,287
                                                                                                                  ------------
Metals & Minerals 1.9%
Steel & Metals
Allegheny Teledyne Inc. .................................................................      1,879,015            50,733,405
Freeport McMoRan Copper & Gold, Inc. "A" ................................................        542,590            15,870,758
J & L Specialty Steel, Inc. .............................................................      1,709,700            20,516,400
Phelps Dodge Corp. ......................................................................        268,400            22,864,325
                                                                                                                  ------------
                                                                                                                   109,984,888
                                                                                                                  ------------
Construction 2.4%
Building Materials 0.4%
Martin Marietta Materials, Inc. .........................................................        733,399            23,743,793
                                                                                                                  ------------
Forest Products 2.0%
Georgia Pacific Corp. ...................................................................        761,200            64,987,450
Louisiana-Pacific Corp. .................................................................        461,900             9,757,637
Weyerhaeuser Co. ........................................................................        766,600            39,863,200
                                                                                                                  ------------
                                                                                                                   114,608,287
                                                                                                                  ------------
Transportation 2.4%
Railroads
CSX Corp. ...............................................................................        908,100            50,399,550
Canadian National Railway ...............................................................        809,800            35,301,756
Norfolk Southern Corp. ..................................................................        120,100            12,100,075
Union Pacific Corp. .....................................................................        577,700            40,727,850
                                                                                                                  ------------
                                                                                                                   138,529,231
                                                                                                                  ------------
Utilities 7.0%
Electric Utilities
Boston Edison Co. .......................................................................        124,700             3,288,963
CINergy Corp. ...........................................................................        494,500            17,214,781

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Growth and Income Fund

                                                                                                                    Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp. ........................................................................        227,600             8,022,900
DQE, Inc. ...............................................................................         48,000             1,356,000
Duke Power Co. ..........................................................................      1,687,936            80,915,432
Long Island Lighting Co. ................................................................        982,100            22,588,300
National Power PLC ......................................................................        577,367             5,018,977
National Power PLC (GDR) ................................................................        239,500             8,427,406
PacifiCorp ..............................................................................        985,100            21,672,200
Pacific Gas & Electric Co. ..............................................................      1,773,200            43,000,100
PowerGen PLC ............................................................................      5,112,000            60,782,958
PowerGen PLC (ADR) ......................................................................        970,200            47,054,700
Southern Company ........................................................................        606,000            13,256,250
Unicom Corp. ............................................................................      2,027,800            45,118,550
Wisconsin Energy Corp. ..................................................................        920,000            22,885,000
                                                                                                                  ------------
                                                                                                                   400,602,517
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,483,251,730)                                                                        5,230,037,274
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,899,691,053) (a)                                                   5,688,678,435
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $3,897,015,093. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $1,791,663,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,805,712,449 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,049,107.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $38,563,699 (.68% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $33,500,000. These securities may also have certain restrictions as to resale.

 (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at June 30, 1997 is as follows:

      Security                                      Acquisition Date  Cost ($)
      --------                                      ----------------  --------
      Security Capital Corp., Debenture, 6.5%,
        3/29/16                                         4/18/96      16,750,000
      Security Capital Corp.                            4/18/96      16,750,000

 (d)  Affiliated Issuer (See Notes to Financial Statements)

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market:
                     Unaffiliated issuers (identified cost $3,863,165,541) ..............   $5,635,460,335
                     Affiliated issuers (identified cost $36,525,512) ...................       53,218,100
                                                                                           ----------------
                  Total investments, at market (identified cost $3,899,691,053) .........   $5,688,678,435
                  Collateral held for securities loaned .................................      272,270,200
                  Dividends and interest receivables ....................................       17,321,562
                  Receivable for Fund shares sold .......................................       10,077,145
                  Receivable for foreign tax recoverable ................................        2,321,693
                  Other assets ..........................................................           77,326
                                                                                           ----------------
                  Total assets ..........................................................    5,990,746,361
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned .......................................      272,270,200
                  Payable for investments purchased .....................................           92,087
                  Payable for Fund shares redeemed ......................................       26,932,421
                  Accrued management fee ................................................        2,116,188
                  Other payables and accrued expenses ...................................        1,977,658
                                                                                           ----------------
                  Total liabilities .....................................................      303,388,554
                 -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $5,687,357,807
                 -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ...................................       41,822,449
                  Net unrealized appreciation (depreciation) on:
                     Investments ........................................................    1,788,987,382
                     Foreign currency related transactions ..............................          (44,823)
                  Accumulated net realized gain .........................................      125,608,750
                  Paid-in capital .......................................................    3,730,984,049
                 -------------------------------------------------------------------------------------------
                  Net assets, at market value                                               $5,687,357,807
                 -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net asset value, offering and redemption price per share
                     ($5,687,357,807 / 210,477,109 shares of capital stock
                     outstanding, $.01 par value, unlimited                               ------------------
                     number of shares authorized) .......................................           $27.02
                                                                                          ------------------

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Growth and Income Fund

                                         Statement of Operations

                                six months ended June 30, 1997 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends -- Unaffiliated issuers (net of foreign taxes
                     withheld of $1,195,576) ............................................    $  73,673,930
                  Dividends -- Affiliated issuers .......................................          714,870
                  Interest ..............................................................        8,224,867
                                                                                            ----------------
                                                                                                82,613,667
                                                                                            ----------------
                  Expenses:
                  Management fee ........................................................       11,471,637
                  Services to shareholders ..............................................        6,185,632
                  Custodian and accounting fees .........................................          549,643
                  Trustees' fees and expenses ...........................................           22,950
                  Reports to shareholders ...............................................          393,332
                  Registration fees .....................................................          297,840
                  Auditing ..............................................................           27,150
                  Legal .................................................................           10,644
                  Other .................................................................           46,206
                                                                                            ----------------
                                                                                                19,005,034
                 -------------------------------------------------------------------------------------------
                  Net investment income                                                         63,608,633
                 -------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...........................................................      125,340,576
                  Foreign currency related transactions .................................         (263,933)
                                                                                            ----------------
                                                                                               125,076,643
                                                                                            ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...........................................................      671,878,857
                  Foreign currency related transactions .................................          (59,180)
                                                                                            ----------------
                                                                                               671,819,677
                 -------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                          796,896,320
                 -------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 860,504,953
                 -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder Growth and Income Fund

                                   Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                      Ended
                                                                                     June 30,           Year Ended
                                                                                       1997            December 31,
Increase (Decrease) in Net Assets                                                   (Unaudited)           1996
------------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income .......................................   $   63,608,633     $   99,189,004
                  Net realized gain from investment transactions ..............      125,076,643        212,741,586
                  Net unrealized appreciation on investment
                    transactions during the period ............................      671,819,677        415,550,751
                                                                                  ----------------   -----------------
                  Net increase in net assets resulting from operations ........      860,504,953        727,481,341
                                                                                  ----------------   -----------------
                  Distributions to shareholders from:
                  Net investment income .......................................      (28,187,981)       (95,258,805)
                                                                                  ----------------   -----------------
                  Net realized gains on investment transactions ...............      (69,849,234)      (149,937,532)
                                                                                  ----------------   ----------------
                  Fund share transactions:
                  Proceeds from shares sold ...................................    1,101,007,812      1,116,527,351
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions .............................       90,936,914        224,992,117
                  Cost of shares redeemed .....................................     (453,535,862)      (698,530,847)
                                                                                  ----------------   -----------------
                  Net increase in net assets from Fund share transactions .....      738,408,864        642,988,621
                                                                                  ----------------   -----------------
                  Increase in net assets ......................................    1,500,876,602      1,125,273,625
                  Net assets at beginning of period ...........................    4,186,481,205      3,061,207,580
                  Net assets at end of period (including undistributed net
                    investment income of $41,822,449 and $6,401,797,             -----------------  ------------------
                    respectively) .............................................   $5,687,357,807     $4,186,481,205
                                                                                 -----------------  ------------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...................      180,244,068        151,318,741
                                                                                  ----------------   -----------------
                  Shares sold .................................................       44,845,183         51,282,565
                  Shares issued to shareholders in reinvestment
                    of distributions ..........................................        3,767,974          9,848,328
                  Shares redeemed .............................................      (18,380,116)       (32,205,566)
                                                                                  ----------------   -----------------
                  Net increase in Fund shares .................................       30,233,041         28,925,327
                                                                                 -----------------  ------------------
                  Shares outstanding at end of period .........................      210,477,109        180,244,068
                                                                                 -----------------  ------------------

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                              June 30,
                               1997(d)                                 Years Ended December 31,
                             (Unaudited)   1996(d)   1995     1994    1993(b)   1992        1991    1990    1989    1988    1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning     ----------------------------------------------------------------------------------------------------
  of period ................   $23.23      $20.23   $16.26   $17.24   $16.20   $15.76      $12.77  $14.14  $13.18  $12.31  $15.02
                               ----------------------------------------------------------------------------------------------------
Income from investment
  operations: ..............      .32         .60      .55      .49      .49      .57        .57     .65     .67     .60     .68
Net investment income
Net realized and unrealized
  gain (loss) on
  investment transactions ..     3.97        3.84     4.46     (.05)    2.01      .90       2.97   (1.01)   2.75     .86    (.07)
Total from investment          ----------------------------------------------------------------------------------------------------
  operations ...............     4.29        4.44     5.01      .44     2.50     1.47       3.54    (.36)   3.42    1.46     .61
                               ----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ......     (.14)       (.57)    (.56)    (.51)    (.45)    (.53)      (.55)   (.67)   (.69)   (.59)   (.68)
Net realized gains on
  investment transactions ..     (.36)       (.87)    (.48)    (.91)   (1.01)    (.50)        --    (.34)  (1.77)     --   (2.64)
                               ----------------------------------------------------------------------------------------------------
Total distributions ........     (.50)      (1.44)   (1.04)   (1.42)   (1.46)   (1.03)      (.55)  (1.01)  (2.46)   (.59)  (3.32)
                               ----------------------------------------------------------------------------------------------------
Net asset value,               ----------------------------------------------------------------------------------------------------
  end of period ............   $27.02      $23.23   $20.23   $16.26   $17.24   $16.20      $15.76  $12.77  $14.14  $13.18  $12.31
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........    18.73*      22.18    31.18     2.60    15.59     9.57      28.16   (2.33)  26.36   12.01    3.50
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .............    5,687       4,186    3,061    1,992    1,624    1,166        723     491     490     402     392
Ratio of operating expenses       .79**       .78      .80      .86      .86      .94(a)     .97     .95     .87     .92     .89
  to average net assets (%)
Ratio of net investment
  income to average net
  assets (%) ...............     2.64**      2.77     3.10     2.98     2.93     3.60       4.03    5.03    4.47    4.63    4.24
Portfolio turnover rate (%)      19.4**      26.6     26.9     42.3     35.5     27.5       44.7    64.7    76.6    47.6    59.5
Average commission rate ....   $.0671      $.0572      $--      $--      $--      $--        $--     $--     $--     $--     $--
  paid (c)

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992. If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992; exclusive of these charges the ratio would have been .92%.
(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(d) Based on monthly average shares outstanding during the period.
 *  Not Annualized
 ** Annualized


                       21 - Scudder Growth and Income Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Security Lending. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made through the Fund's authorized agent to registered broker/dealers and are required to be collateralized by cash, U.S Government securities or liquid high grade debt obligations in an amount at least equal to the market value plus accrued interest of the securities loaned. The collateral is invested, and a negotiated percentage of the interest earned is remitted to the Fund. This income is included as a component of interest income. At June 30, 1997, the Fund loaned securities with an aggregate market value of $265,564,282 which represents 4.7% of total net assets.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933, as amended, or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at June 30, 1997, amounted to $38,563,699 which represents .68% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:


                       22 - Scudder Growth and Income Fund

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $1,050,271,488 and $454,724,035, respectively.

                               C. Related Parties

On April 8, 1997, the Fund's Board of Trustees approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the


                       23 - Scudder Growth and Income Fund
securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, and 0.405%
of such net assets in excess of $4,500,000,000, computed and accrued daily and payable monthly.

Under the Investment Management Agreement between the Fund and the Adviser which was in effect prior to May 1, 1997 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000, 0.45% on the next
$1,000,000,000, and 0.425% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1997, the fee pursuant to both the Management Agreement and the Agreement amounted to $11,471,637, which was equivalent to an annual effective rate of
 .48% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $3,014,445, of which $512,942 is unpaid at June 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At June 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $14,075.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by STC aggregated $2,093,348, of which $361,509 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $153,039, of which $27,958 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $22,950.


                       24 - Scudder Growth and Income Fund

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended June 30, 1997 are as follows:

                      Purchases      Sales         Dividend           Market
     Affiliate        Cost ($)      Cost ($)      Income ($)         Value ($)
--------------------------------------------------------------------------------
 General Growth
   Properties, Inc       --           --            714,870        53,218,100
                      ----------------------------------------------------------


                       25 - Scudder Growth and Income Fund

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                      26 - Scudder Growth and Income Fund

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                      27 - Scudder Growth and Income Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Bruce F. Beaty*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


*Scudder, Stevens & Clark, Inc.


                      28 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                       29 - Scudder Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30 - Scudder Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                       31 - Scudder Growth and Income Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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